SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 29, 2000



                           TROY FINANCIAL CORPORATION
                           --------------------------
             (Exact name of registrant as specified in its charter)

            DELAWARE                 000-25439             16-1559508
----------------------------       -------------        ------------------
(State or other jurisdiction        (Commission           (IRS Employer
     of incorporation)              File Number)        Identification No.)



                     32 SECOND STREET, TROY, NEW YORK 12180
          -------------------------------------------------------------
                    (Address of principal executive offices)



     Registrant's telephone number, including area code:   (518) 270-3313
                                                           --------------


                                 NOT APPLICABLE
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS.

         Troy Financial Corporation announced on November 29, 2000 that its annual meeting of shareholders will be held on February 8, 2001 at 10:00 a.m. Eastern Time, at The Century House, 997 New Loudon Road, Route 9, Latham, New York. Troy issued a press release on November 29, 2000 describing the meeting and providing additional information about Troy.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS.

(a)      Not applicable.

(b)      Not applicable.

(c)      Not applicable.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    TROY FINANCIAL CORPORATION
                                    --------------------------
                                    (Registrant)



                                    /s/ Edward M. Maziejka, Jr.
                                    ----------------------------------------
                                    Edward M. Maziejka, Jr.
                                    Vice President and Chief Financial Officer




Date: November 29, 2000